MEMORANDUM OF AGREEMENT OF EXTENSION OF LEASE MADE AND ENTERED INTO THE CITY OF AND DISTRICT OF MONTREAL, ON THIS 21ST DAY OF NOVEMBER 1995.

BY AND BETWEEN:         METRO II & III (G.P.), general partnership, having its
                        head office and principal place of business at 8300 Pie
                        IX, Montreal, Province of Quebec, H1Z 4E8, herein acting and represented by Mr. Jordan Aberman, duly authorized for these purposes,

                        (hereinafter referred to as "Lessor")

AND: SPEIZMAN CANADA INC., body politic duly incorporated having its head office and principal place of business at 5205-B Metropolitain East, St-Leonard, Province of Quebec, H1R 1Z7, herein acting and represented by Josef Sklut, its V.P. duly authorized by virtue of a resolution of its Board of Directors, a certified extract of which is annexed to these present;

                        (hereinafter referred to as "Lessee")

WHEREAS the Lessor is the owner of that certain building bearing civic address 5205 Metropolitan East, St-Leonard, Province of Quebec ("Building");

WHEREAS in virtue of a lease ("Lease") the Lessee leased those certain premises bearing civic address 5205 Metropolitain East, Suite "3", St-Leonard, Province of Quebec, ("Leased Premises"), for the period commencing on the first day of March 1989 and terminating on the last day of February 1992, as morefully described in the said Lease;

WHEREAS the Lessee and Lessor did extend the Lease for a further period of THREE (3) years from the first day of March 1992 to the last day of February 1995 by agreement dated February 3, 1992 ("Renewal"); and the parties did extend the Renewal for a further period of ONE (1) year from the first day of March, 1995 to the last day of February 1996 by agreement dated October
21, 1994;

WHEREAS both the Lessor and the Lessee wish to extend the Lease for a further term of ONE (1) year under the following terms and conditions:

THEREFORE THE PARTIES AGREE AS FOLLOWS:

1. This Memorandum of Agreement is made upon and subject to the same terms and conditions as set forth in the Lease including the rental rate which shall be THREE HUNDRED AND FIFTEEN DOLLARS ($315.00), plus G.S.T. and Q.S.T. and any applicable taxes, gross per month, save and except for its proportion of the non-residential municipal surtax.

2. The term of the Lease which presently expires on the last day of February 1996 and shall be extended from the first day of March 1996 and shall expire on the last day of February, 1997, unless sooner terminated in the manner set forth in the Lease;

3. Effective the first day of March 1, 1996 until the last day of February 1997, the limit of the Insurance stipulated in Clause 9 of the Lease shall not be less than TWO MILLIONS DOLLARS ($2,000,000.00) during the term of this Memorandum of Agreement.

4. The Lessee accepts the Leased Premises in its present state and condition.

5. The Lessee, as security for the performance of its obligations under the Lease, grants to the Lessor a moveable hypothec for the sum of FOUR THOUSAND DOLLARS ($4,000.00) with interest at the rate of twenty-five per cent (25%) per annum, calculated semi-annually, not in advance, on all of the movable, corporeal or incorporeal, present and future, located at 5205 Metropolitain East, St-Leonard, Province of Quebec, H1R 1Z7;

6. Except as hereinbefore specifically modified, supplemented and amended, and as so modified, supplemented and amended, the Lease shall remain in full force and effect.

7. The Parties have requested that this Memorandum of Agreement be prepared in the English language. Les parties ont demande que la presente convention soit redigee en anglais.

IN WITNESS WHEREOF, THE LESSEE AND THE LESSOR HAVE DULY SIGNED AND EXECUTED THESE PRESENTS ON THE DATE HEREINABOVE MENTIONED.

METRO II & III (G.P.)

Per: (Signature of Jordan Aberman)          (Signature of Helene Mallette)
     -----------------------------          ------------------------------
     Jordan Aberman                         Witness

SPEIZMAN CANADA INC.

Per: (Signature of Josef Sklut)            (Signature of Dana Russell)
     -----------------------------         -------------------------------
     VP Finance                            Witness